UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

DÉCOR PRODUCTS INTERNATIONAL, INC.
 (Exact Name of Registrant as Specified in Charter)

Florida	000-53272	20-8565429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
(Registrant’s Address)

Registrant’s telephone number, including area code: 0769-85533948

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

DÉCOR PRODUCTS INTERNATIONAL, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Subsidiary Loan Agreement between Dongguan CHDITN Printing Co., Ltd and Zhuang, Jinghua
Exhibit 10.2 – Subsidiary Loan Agreement between Dongguan CHDITN Printing Co., Ltd and Shi Quan Ling
Exhibit 10.3 – Warrant with Zhuang, Jinghua
Exhibit 10.4 – Warrant with Shi Quan Ling
Exhibit 10.5 – Pledge Agreement between Décor Products International, Inc. and Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc.
Exhibit 10.6 – Guaranty in favor of Zhuang, Jinghua and Shi Quan Ling
Exhibit 10.7 – Promissory Note of Décor Products International, Inc. to Dongguan CHDITN Printing Co., Ltd
Exhibit 10.8 – Escrow Agreement between Décor Products International, Inc. and Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc
Exhibit 10.9 – Security Agreement between Dongguan CHDITN Printing Co., Ltd and Shi Quan Ling
Exhibit 10.10 – Security Agreement between Dongguan CHDITN Printing Co., Ltd and Zhuang, Jinghua

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Décor Products International, Inc. (the “Company” or the “Registrant”) and its subsidiary, Dongguan CHDITN Printing Co., Ltd (“CHDITN”) have engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement. These transactions were entered into because CHDITN lacked adequate capital resources to pay for certain transaction fees and professional fees associated with becoming a “public company” in the United States. The direct financial obligations and/or off-balance sheet arrangements are as follows:

On November 10, 2009, CHDITN and Zhuang, Jinghua entered into a Subsidiary Loan Agreement. Pursuant to the terms of this agreement, Zhuang, Jinghua will loan two million three hundred twenty one thousand three hundred fifty China Yuen (2,321,350), equivalent to $340,000 USD based on a current exchange rate of $1 = RMB6.8275, to CHDITN to be used to set up new printing production lines. Pursuant to the Subsidiary Loan Agreement with Zhuang, Jinghua, the interest rate on the loan will be 8% per annum, paid quarterly, with a maturity date of November 10, 2010. The Subsidiary Loan Agreement with Zhuang, Jinghua is attached as Exhibit 10.1.

On November 10, 2009, CHDITN and Shi Quan Ling entered into a Subsidiary Loan Agreement. Pursuant to the terms of this agreement, Shi Quan Ling will loan a total of two million dollars ($2,000,000) to CHDITN. One million dollars of the total loan amount will be six million eight hundred and twenty seven thousand five hundred China Yuen (6,827,500), equivalent to $1,000,000 USD based on a current exchange rate of $1 = RMB6.8275, to CHDITN to be used to set up new printing production lines. Pursuant to the Subsidiary Loan Agreement with Shi Quan Ling, the interest rate on the loan will be 8% per annum, paid quarterly, with a maturity date of November 10, 2010. The Subsidiary Loan Agreement with Shi Quan Ling is attached as Exhibit 10.2.

On November 10, 2009, the Company, issued Warrants to Zhuang, Jinghua, for consideration in the amount of Ten United States Dollars ($10.00) and as incentive for Mr. Zhuang to lend money to CHDITN Printing Co. Ltd., the Registrants wholly owned subsidiary in China. The Warrants entitle Zhuang, Jinghua to purchase from the Company at any time or times on or after November 10, 2009, but not after 11:59 P.M. Eastern Time on the Expiration Date of November 10, 2014, Three Hundred and Forty Thousand (340,000) fully paid and nonassessable shares of Common Stock of the Company at the exercise price per share of One dollar ($1.00) or as subsequently adjusted as provided in the Warrant issued to Zhuang, Jinghua, attached as Exhibit 10.3.

On November 10, 2009, the Company, issued Warrants to Shi Quan Ling, for consideration in the amount of Ten United States Dollars ($10.00), as incentive for Mr. Shi to lend money to CHDITN Printing Co. Ltd., the Registrants wholly owned subsidiary in China.  The Warrants entitle Shi Quan Ling to purchase from the Company at any time or times on or after November 10, 2009, but not after 11:59 P.M. Eastern Time on the Expiration Date of November 10, 2014, Two Million (2,000,000) fully paid and nonassessable shares of Common Stock of the Company at the exercise price per share of One dollar ($1.00) or as subsequently adjusted as provided in the Warrant issued to Shi Quan Ling, attached as Exhibit 10.4.

On November 10, 2009, the President of the Company, Mr. Liu Rui Sheng, entered into a Pledge Agreement with Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc. as Escrow Agent. Pursuant to the Pledge Agreement, Mr. Liu Rui Sheng has agreed to irrevocably pledge to the Zhuang, Jinghua and Shi Quan Ling, Thirteen Million Five Hundred Thirty Two Thousand (13,532,000) shares of his own common stock as collateral for the Subsidiary Loan Agreements between CHDITN and Zhuang, Jinghua, and CHDITN and Shi Quan Ling. The Pledge Agreement is attached as Exhibit 10.5

On November 10, 2009, the Company entered into a Guaranty, in favor of Zhuang, Jinghua and Shi Quan Ling for the Subsidiary Loan Agreements entered into with CHDITN for the total amount of Two Million Thirty Four Thousand Dollars. The Company is guaranteeing the Subsidiary Loan Agreements and all other obligations under the Subsidiary Loan Agreements, attached as Exhibit 10.1 and 10.2. The Guaranty is attached as Exhibit 10.6.

On November 10, 2009, the Company signed a Promissory Note with CHDITN, stating that the Company promised to pay to the order of CHDITN the sum of Nine Hundred Ninety Thousand Dollars ($990,000), with an interest rate of 4%, payable on November 10, 2010. The Promissory Note is attached as Exhibit 10.7.

On November 10, 2009, the Company, Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc. entered into as Escrow Agreement. Pursuant to the Escrow Agreement, Greentree Financial Group, Inc. (“Escrow Agent”) will act as escrow agent and Zhuang, Jinghua and Shi Quan Ling shall deposit the purchase amount of $2,340,000 in segregated escrow account(s) to be held by the Escrow Agent in order to effectuate a disbursement to the Company at closings to be held as set forth in the Subsidiary Loan Agreements, as attached as Exhibit 10.1 and 10.2. Additionally, the Company and CHDITN have executed a Promissory Note, as attached as Exhibit 10.7, stating that the Company has borrowed the sum of $990,000 from CHDITN to be used to pay off existing debts in the Company as set forth in Exhibit A of the Escrow Agreement, attached as Exhibit 10.8. The Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of the Escrow Agreement. The portion of the Escrow Funds equal to $990,000 held in the Escrow Account shall be paid directly out of the account to the individuals or entities set forth in Exhibit A of the Escrow Agreement, in consideration of full settlement of the loans set forth in Exhibit A and in exchange for a full release of the pledged collateral held pursuant to the loans in Exhibit A. Any additional net proceeds will be used for general working capital purposes.

On November 10, 2009, CHDITN and Shi Quan Ling entered into a Security Agreement stating that in accordance with the Subsidiary Loan Agreement, attached as Exhibit 10.2, Shi Quan Ling will provide CHDITN a loan of two million dollars and CHDITN grants Shi Quan Ling first priority security interest in and to the pledge property until the satisfaction of the Obligations under the Subsidiary Loan Agreement. The Security Agreement between CHDITN and Shi Quan Ling is attached as Exhibit 10.9

On November 10, 2009, CHDITN and Zhuang, Jinghua entered into a Security Agreement stating that in accordance to the Subsidiary Loan Agreement, attached as Exhibit 10.1, Zhuang, Jinghua will provide CHDITN a loan of two million three hundred twenty one thousand three hundred fifty Chinaese Yuen, equivalent to $340,000 USD, and that CHDITN grants Zhuang, Jinghua first priority security interest in and to the pledge property until the satisfaction of the Obligations under the Subsidiary Loan Agreement. The Security Agreement between CHDITN and Zhuang, Jinghua is attached as Exhibit 10.10.

Item 3.02  Unregistered Sales of Equity Securities.

On November 10, 2009, the Company’s Board of Directors issued Two Million Three Hundred Forty Thousand (2,340,000) Warrants to purchase Two Million Three Hundred Forty Thousand (2,340,000) shares of the Company’s Common Stock.  The Warrants were issued to Zhuang, Jinghua and Shi Quan Ling as incentive to lend money to CHDITN Printing Co. Ltd., the Registrants wholly owned subsidiary in China.  The Warrants were issued, pursuant to the Securities Act of 1933, as amended, and applicable state law. Specifically, we relied on section 4(2) of the Securities Act of 1933.  We issued these shares based on the following facts: (1) the issuance was an isolated private transaction which did not involve a public offering; (2) there was only one offeree, (3) the offeree has agreed to the imposition of a restrictive legend on the face of the stock certificate representing its shares, to the effect that it will not resell the stock unless its shares are registered or an exemption from registration is available; (4) the offeree was a sophisticated investor very familiar with our company and stock-based transactions; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the stock was not broken down into smaller denominations; and (7) the negotiations for the sale of the stock took place directly between the offeree and our management.

Item 9.01                      Financial Statements and Exhibits

Exhibit 10.1 –             Subsidiary Loan Agreement between Dongguan CHDITN Printing Co., Ltd and Zhuang, Jinghua
Exhibit 10.2 –             Subsidiary Loan Agreement between Dongguan CHDITN Printing Co., Ltd and Shi Quan Ling
Exhibit 10.3 –             Warrant with Zhuang, Jinghua
Exhibit 10.4 –             Warrant with Shi Quan Ling
Exhibit 10.5 –             Pledge Agreement between Décor Products International, Inc. and Zhuang,  Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc.
Exhibit 10.6 –             Guaranty in favor of Zhuang, Jinghua and Shi Quan Ling
Exhibit 10.7 –             Promissory Note of Décor Products International, Inc. to Dongguan CHDITN Printing Co., Ltd
Exhibit 10.8 –             Escrow Agreement between Décor Products International, Inc. and Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc.
Exhibit 10.9 –             Security Agreement between Dongguan CHDITN Printing Co., Ltd and Shi Quan Ling
Exhibit 10.10 –           Security Agreement between Dongguan CHDITN Printing Co., Ltd and Zhuang, Jinghua

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2009                   DÉCOR PRODUCTS INTERNATIONAL, INC.

                                                                By:           /s/ Liu Rui Sheng
                                                                                 Liu Rui Sheng
                                                                                 Chief Executive Officer, President, Chairman

Exhibit Index

Exhibit 10.1 –             Subsidiary Loan Agreement between Dongguan CHDITN Printing Co., Ltd and Zhuang, Jinghua
Exhibit 10.2 –             Subsidiary Loan Agreement between Dongguan CHDITN Printing Co., Ltd and Shi Quan Ling
Exhibit 10.3 –             Warrant with Zhuang, Jinghua
Exhibit 10.4 –             Warrant with Shi Quan Ling
Exhibit 10.5 –             Pledge Agreement between Décor Products International, Inc. and Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc.
Exhibit 10.6 –             Guaranty in favor of Zhuang, Jinghua and Shi Quan Ling
Exhibit 10.7 –             Promissory Note of Décor Products International, Inc. to Dongguan CHDITN Printing Co., Ltd
Exhibit 10.8 –             Escrow Agreement between Décor Products International, Inc. and Zhuang, Jinghua, Shi Quan Ling, and Greentree Financial Group, Inc.
Exhibit 10.9 –             Security Agreement between Dongguan CHDITN Printing Co., Ltd and Shi Quan Ling
Exhibit 10.10 –           Security Agreement between Dongguan CHDITN Printing Co., Ltd and Zhuang, Jinghua